UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 15, 2005

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2135 West Maple Road, Troy, Michigan	48084-7186
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 15, 2005, ArvinMeritor, Inc. issued a press release announcing that it had (a) extended to 5 p.m. on September 16, 2005 the early participation date in connection with its exchange offer for its 6.80% Senior Notes due February 15, 2009 and its 7.125% Senior Notes due March 15, 2009, and (b) increased the maximum principal amount it is seeking in the exchange offer to $350 million. The press release is filed as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99 – Press release of ArvinMeritor, Inc., dated September 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

Date: September 16, 2005	By:	/s/	Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel